Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                            November 22, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


  Re: Van Kampen American Capital Equity Opportunity Trust, Series 30
                   File No. 333-02739, CIK No. 896995

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler

Attachment


                       Van Kampen American Capital
          Equity Opportunity Trust, Series 22, 28, 30, 35 and 40

                           Strategic Ten Trust's
            United Kingdom Portfolio, Series 6, 7, 8, 9 and 10
              Hong Kong Portfolio, Series 6, 7, 8, 9 and 10

                       Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, the Public Offering Price per Unit during the initial offering period and the secondary market includes the aggregate underlying value of the Securities in a Trust (which shall be computed as described in the Prospectus but shall not include any provision for commissions and stamp taxes applicable to Securities traded on a foreign securities exchange), plus the applicable sales charge described in the Prospectus, and cash, if any, in the Income and Capital Accounts of such Trust.


Dated: November 22, 1996